                       Securities and Exchange Commission
                             Washington, D.C. 20549


                                  FORM 8-K/A


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   August 21, 1996
                                                  ------------------------------

                           RENAISSANCE COSMETICS, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



        Delaware                    33-87280                      06-1396287
--------------------------------------------------------------------------------
 (State or Other Juris-         (Commission File                (IRS Employer
diction of Incorporation)            Number)                 Identification No.)


              955 Massachusetts Avenue
              Cambridge, Massachusetts                           02139
--------------------------------------------------------------------------------
               (Address of Principal                           (Zip Code)
               Executive Offices)




                                 (617) 497-5584
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(b)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         See item 2. of Form 8-K filed on September 4, 1996 for a description of the transaction and the entities involved.

     1. Unaudited pro forma financial statements for the Company and Great American Cosmetics, Inc. ("GAC"), for the year ended March 31, 1996.

     2. Unaudited pro forma financial statements for the Company and GAC, for the three months ended June 30, 1996.

                 UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED MARCH 31, 1996
                 (DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)

                                         COMPANY         GAC(1)          (A)
                                        HISTORICAL     HISTORICAL     PRO FORMA        (A)
                                      MARCH 31, 1996  DEC. 31, 1995  ADJUSTMENTS    PRO FORMA
                                      --------------  -------------  -----------    ---------
NET SALES...........................     $131,286         $7,886       $     --      $139,172
COST OF GOODS SOLD..................       51,169          4,538             --        55,707
                                         --------         ------       --------      --------
GROSS PROFIT........................       80,117          3,348             --        83,465
OPERATING EXPENSES:
Selling.............................       52,781            848             --        53,619
General and administrative..........       13,679            617             --        14,296
Amortization of intangible and
 other assets.......................        5,207            224       $    301 (a)     5,732
                                         --------         ------       --------      --------
    Total operating expenses........       71,667          1,679            301        73,647
                                         --------         ------       --------      --------
OPERATING INCOME....................        8,450          1,669           (301)        9,818
INTEREST EXPENSE (INCOME):

Interest expense....................       19,458              8           (738)(b)    18,728
Interest and other income...........         (255)            --                         (255)
                                         --------         ------       --------      --------
INCOME (LOSS) BEFORE INCOME TAXES...      (10,753)         1,661            437        (8,655)
INCOME TAX PROVISION (BENEFIT)......        1,304            609             --         1,913
                                         --------         ------       --------      --------
NET INCOME (LOSS)...................      (12,057)         1,052            437       (10,568)
PREFERRED STOCK DIVIDENDS...........        1,333             --         17,826 (c)    19,159
                                         --------         ------       --------      --------
NET INCOME (LOSS) APPLICABLE TO
 COMMON STOCKHOLDERS................     $(13,390)        $1,052       $(17,389)     $(29,727)
                                         --------         ------       --------      --------
                                         --------         ------       --------      --------
NET INCOME (LOSS) PER
 COMMON SHARE.......................     $ (18.62)                                   $ (36.12)
                                         --------                                    --------
                                         --------                                    --------
WEIGHTED AVERAGE SHARES
 OUTSTANDING........................      719,138                                     823,056 (d)
                                         --------                                    --------
                                         --------                                    --------

--------------------------
(1) GAC has a fiscal year end which ends on December 31.

              NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

                        FOR THE YEAR ENDED MARCH 31, 1996
                               (DOLLARS IN THOUSANDS)


(a) Reflects the amortization of approximately $525 of excess purchase costs paid for the acquired assets and assumed liabilities of GAC, net of $224 of historical amortization. While the Company has yet to complete the final allocation of this excess to specific assets acquired and liabilities assumed or to make a final determination of the useful lives of the assets acquired, based on its preliminary estimate, the Company believes that the excess will be allocated principally to trademarks and goodwill which will be amortized over 25 years.

(b) Reflects the elimination of $8 of GAC historical interest expense and the elimination of $730 of historical interest expense on its existing credit facility with Nomura Holding America, Inc. ("Existing Credit Facility").

(c) Reflects dividends on the 14.0% Senior Redeemable Preferred Stock, Series B, par value $0.01 per share (the "Series B Preferred Stock") assuming such shares had been issued on April 1, 1995. The dividends on the 14% Senior Redeemable Preferred Stock, Series C, par value $0.01 per share (the "Series C Preferred Stock") will be the same as the dividends on the Series B Preferred Stock.

(d) Includes 103,918 shares issued to purchasers in connection with the commitment of CIBC WG Argosy Merchant Fund 2, L.L.C. to purchase $20.0 million of the Company's Senior Redeemable Exchangeable Preferred Stock, Series A (the "CIBC Financing") and the sale of Common Stock (the "New Common Stock Sale") in connection with the offering on August 15, 1996, September 16, 1996 and September 27, 1996 of the Series B Preferred Stock and warrants to purchase Common Stock of the Company (the "Series B Offering").

                 UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                  FOR THE THREE MONTHS ENDED JUNE 30, 1996
                  (DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)


                                       COMPANY          GAC
                                     HISTORICAL      HISTORICAL         (A)
                                    QUARTER ENDED   QUARTER ENDED    PRO FORMA         (A)
                                    JUNE 30, 1996   JUNE 30, 1996   ADJUSTMENTS     PRO FORMA
                                    -------------   -------------   -----------     ---------
NET SALES.........................     $30,688         $4,648         $  --          $35,336
COST OF GOODS SOLD................      11,506          2,686            --           14,192
                                       -------         ------         -------        -------
GROSS PROFIT......................      19,182          1,962            --           21,144
OPERATING EXPENSES:
 Selling..........................      11,332            533            --           11,865
 General and administrative ......       5,800            279                          6,079
 Amortization of intangible and
  other assets....................       1,368             56              75 (a)      1,499
                                       -------         ------         -------        -------
      Total operating expenses....      18,500            868              75         19,443
                                       -------         ------         -------        -------
OPERATING INCOME..................         682          1,094             (75)         1,701
INTEREST EXPENSE (INCOME)
Interest expense..................       5,201             10            (222)(b)      4,989
Interest and other income.........        (170)           (61)                          (231)
                                       -------         ------         -------        -------
INCOME (LOSS) BEFORE INCOME
 TAXES............................      (4,349)         1,145             147         (3,057)
INCOME TAX PROVISION
 (BENEFIT)........................        (156)           262                            106
                                       -------         ------         -------        -------
NET INCOME (LOSS).................      (4,193)           883             147         (3,163)
PREFERRED STOCK DIVIDENDS.........         488                          4,864 (c)      5,352
                                       -------         ------         -------        -------
NET INCOME (LOSS) APPLICABLE
 TO COMMON STOCKHOLDERS...........     $(4,681)        $  883         $(4,717)       $(8,515)
                                       -------         ------         -------        -------
                                       -------         ------         -------        -------
NET INCOME (LOSS) PER
 COMMON SHARE.....................     $ (6.49)                                      $(10.32)
                                       -------                                       -------
                                       -------                                       -------
WEIGHTED AVERAGE SHARES
 OUTSTANDING......................     721,168                                       825,086 (d)
                                       -------                                       -------
                                       -------                                       -------

              NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

                      FOR THE THREE MONTHS ENDED JUNE 30, 1996
                               (DOLLARS IN THOUSANDS)

(a) Reflects the amortization of approximately $131 of excess purchase costs paid for the acquired assets and assumed liabilities of GAC, net of $56 of historical amortization. While the Company has yet to complete the final allocation of this excess to specific assets acquired and liabilities assumed or to make a final determination of the useful lives of the assets acquired, based on its preliminary estimate, the Company believes that the excess will be allocated principally to trademarks and goodwill which will be amortized over 25 years.

(b) Reflects the elimination of $10 of GAC historical interest expense and elimination of historical interest expense of $212 on the Existing Credit Facility.

(c) Reflects dividends on the Series B Preferred Stock assuming such shares had been issued on April 1, 1995. The dividends on the Series C Preferred Stock will be the same as the dividends on the Series B Preferred Stock.

(d) Includes 103,918 shares issued to purchasers in connection with the CIBC Financing and the New Common Stock Sale.

                      UNAUDITED PRO FORMA BALANCE SHEET

                               JUNE 30, 1996
                           (DOLLARS IN THOUSANDS)

                                                        COMPANY       GAC
                                                       HISTORICAL  HISTORICAL        (A)
                                                        JUNE 30,    JUNE 30,      PRO FORMA         (A)
                                                          1996        1996        ADJUSTMENTS    PRO FORMA
                                                       ----------  ----------     -----------    ---------
CURRENT ASSETS:
  Cash and cash equivalents........................     $  7,573     $1,020       $ 76,095 (a)    $ 84,688
  Marketable securities............................           78         --             --              78
  Accounts receivable-net..........................       28,790      1,608             --          30,398
  Inventories......................................       32,583      2,687             --          35,270
  Prepaid expenses and other current assets........       13,735          9         (1,100)(j)      12,644
                                                        --------     ------       --------        --------
    Total current assets...........................       82,759      5,324         74,995         163,078
PROPERTY, PLANT AND EQUIPMENT-Net..................       14,458         50             --          14,508
DEFERRED FINANCING COSTS-Net.......................        7,907         --             --           7,907
OTHER ASSETS-Net...................................       12,174          8           (600)(k)      11,582
INTANGIBLE ASSETS-Net..............................       76,088      1,158         11,971 (b)      89,217
                                                        --------     ------       --------        --------
    TOTAL ASSETS...................................     $193,386     $6,540       $ 86,366        $286,292
                                                        --------     ------       --------        --------
                                                        --------     ------       --------        --------
CURRENT LIABILITIES:
  Current maturities of long-term debt.............     $     --     $  220       $   (220)(c)    $     --
  Notes payable....................................       59,000                    (7,000)(h)      52,000
  Accounts payable.................................       13,613        738             --          14,351
  Accrued expenses.................................       13,627      1,640             --          15,267
  Other current liabilities........................        2,700         82            (82)(i)       2,700
                                                        --------     ------       --------        --------
    Total current liabilities......................       88,940      2,680         (7,302)         84,318
LONG-TERM LIABILITIES:
  Long-term debt...................................       67,404        592           (592)(c)      67,404
  Other long-term liabilities......................           --                                        --
  New Credit Facility..............................           --         --             --              --
  Minimum royalty obligation.......................        4,735         --             --           4,735
  Deferred tax liability...........................          141         --             --             141
                                                        --------     ------       --------        --------
    Total long-term liabilities....................       72,280        592           (592)         72,280
                                                        --------     ------       --------        --------
    TOTAL LIABILITIES..............................     $161,220     $3,272       $ (7,894)       $156,598
INTERIM PREFERRED FACILITY.........................       19,092         --        (19,092)(l)          --
REDEEMABLE PREFERRED STOCK, SERIES B...............           --         --         75,003 (d)      75,003
REDEEMABLE PREFERRED STOCK.........................       12,049         --             --          12,049
COMMON STOCKHOLDERS' EQUITY:
  Common stock.....................................            7          2            327 (e)         336
  Note receivable from sale of common stock........         (518)        --             --            (518)
  Additional paid-in capital.......................       26,787         --         42,288 (f)      69,075
  Treasury stock, at cost..........................         (210)        --             --            (210)
  Retained earnings (deficit)......................      (24,245)     3,266         (4,266)(e)(g)  (25,245)
  Cumulative translation adjustment................         (796)        --             --            (796)
                                                        --------     ------       --------        --------
    Total common stockholders' equity..............        1,025      3,268         38,349          42,642
                                                        --------     ------       --------        --------
    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY.....     $193,386     $6,540       $ 86,366        $286,292
                                                        --------     ------       --------        --------
                                                        --------     ------       --------        --------

                  NOTES TO UNAUDITED PRO FORMA BALANCE SHEET

                             (DOLLARS IN THOUSANDS)


(a)  The adjustment to cash is as follows:

          Gross proceeds from the CIBC Financing, New Common Stock Sale
            and Series B Offering ...........................................   $126,100
          Repayment of interim preferred facility(1) ........................    (20,092)
          Purchase Price of GAC including estimated expenses of $71, net of
            prepaid deposit of $600 .........................................   (14,721)
          Repayment of GAC debt(2) ..........................................      (812)
          Repayment of portion of Existing Credit Facility ..................    (7,000)
          Estimated transaction fees and expenses ...........................    (7,380)
                                                                               --------
            Adjustment to cash ..............................................  $ 76,095
                                                                               --------
                                                                               --------

----------------
     (1) The amount actually required to redeem the interim preferred facility was $20,440, including $440 of accrued dividends.

     (2) Repayment of debt of $812 is based upon debt outstanding at June 30, 1996. The actual debt repaid at closing was $796.

(b) Reflects the preliminary allocation of the excess of cost over net assets acquired of GAC as follows:

          Purchase price of GAC including estimated expenses of $71..........  $ 15,321
          Less: pro forma value of assets acquired...........................    (2,192)
                                                                               --------
          Unallocated excess of purchase price over net assets acquired......    13,129
          Less: historical intangible assets of GAC..........................    (1,158)
                                                                               --------
            Total ...........................................................  $ 11,971
                                                                               --------
                                                                               --------

     The Company has yet to complete its allocation of this excess to specific assets acquired and liabilities assumed or to make a final determination of the useful lives of assets acquired. Based on its preliminary estimate, the Company believes this excess will be allocated to goodwill and trademarks, which will be amortized over 25 years.

(c)  Reflects the repayment of GAC debt outstanding at June 30, 1996.

(d) Reflects the gross proceeds of the Series B Preferred Stock issued ($115,000), less estimated transaction fees and expenses of $7,130, less an allocation of proceeds to the warrants issued in the Series B Offering assuming a market value price of $96.23 per share of Common Stock based on 341,550 shares issuable for the 115,000 Warrants issued.

                  NOTES TO UNAUDITED PRO FORMA BALANCE SHEET (- Continued)

                             (DOLLARS IN THOUSANDS)

(e)  Reflects the elimination of historical GAC equity.

(f) Reflects the proceeds of the issuance of Common Stock, less estimated transaction fees of $250.

(g) Represents the write-off of a non-refundable fee on the interim preferred facility of $1,000.

(h)  Reflects the repayment of a portion of the Existing Credit Facility.

(i) Reflects amounts due to shareholders to be repaid by GAC in connection with the acquisition of GAC.

(j) Reflects the refund of $1,100 fee relating to the interim preferred facility.

(k) Reflects the application of the $600 prepaid deposit (included in other assets at June 30, 1996), toward the purchase of GAC.

(l)  Reflects the repayment and retirement of the interim preferred facility.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      RENAISSANCE COSMETICS, INC.
                                             (Registrant)


                                          /s/ John R. Jackson
                                      ---------------------------
Date:  November 1, 1996               By:     John R. Jackson
                                      Title:  Vice President and General Counsel